UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

November 21, 2016

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On November 21, 2016, ON Semiconductor Corporation (the “Company”) and the Additional 1.00% Notes Guarantors (as defined herein) entered into a Third Supplemental Indenture (the “1.00% Notes Third Supplemental Indenture”) with Wells Fargo Bank, National Association, as trustee (the “1.00% Notes Trustee”), to that certain Indenture, dated as of June 8, 2015, as amended by the First Supplemental Indenture, dated as of March 11, 2016, and the Second Supplemental Indenture, dated as of April 14, 2016 (as amended, the “1.00% Notes Indenture”), among the Company, the guarantors party thereto and the 1.00% Notes Trustee, pursuant to which the Company has issued 1.00% Convertible Senior Notes due 2020 (the “1.00% Notes”). Pursuant to the 1.00% Notes Third Supplemental Indenture, Fairchild Semiconductor International, Inc., Fairchild Semiconductor Corporation, Fairchild Semiconductor Corporation of California, Giant Holdings, Inc., Fairchild Semiconductor West Corporation, Kota Microcircuits, Inc., Silicon Patent Holdings, Giant Semiconductor Corporation, Micro-Ohm Corporation and Fairchild Energy, LLC (the “Additional 1.00% Notes Guarantors”), all of which are domestic subsidiaries of the Company, guaranteed the Company’s obligations under the 1.00% Notes Indenture and the 1.00% Notes.

On November 21, 2016, the Company and the Additional 2.625% Notes Guarantors (as defined herein) entered into a Third Supplemental Indenture (the “2.625% Notes Third Supplemental Indenture”) with Deutsche Bank Trust Companies Americas, as trustee (the “2.625% Notes Trustee”), to that certain Indenture, dated as of December 15, 2011, as amended by the First Supplemental Indenture, dated as of March 11, 2016, and the Second Supplemental Indenture, dated as of April 14, 2016 (as amended, the “2.625% Notes Indenture”), among the Company, the guarantors party thereto and the 2.625% Trustee, pursuant to which the Company has issued 2.625% Convertible Senior Subordinated Notes due 2026, Series B (the “2.625% Notes”). Pursuant to the 2.625% Notes Third Supplemental Indenture, ON Semiconductor (China) Holdings, LLC, Fairchild Semiconductor International, Inc., Fairchild Semiconductor Corporation, Fairchild Semiconductor Corporation of California, Giant Holdings, Inc., Fairchild Semiconductor West Corporation, Kota Microcircuits, Inc., Silicon Patent Holdings, Giant Semiconductor Corporation, Micro-Ohm Corporation and Fairchild Energy, LLC (the “Additional 2.625% Guarantors”) guaranteed the Company’s obligations under the 2.625% Notes Indenture and the 2.625% Notes.

The foregoing descriptions of the 1.00% Notes Third Supplemental Indenture and the 2.625% Notes Third Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full and complete terms of the 1.00% Notes Third Supplemental Indenture and the 2.625% Notes Third Supplemental Indenture, which are filed as Exhibit 4.1 and Exhibit 4.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated November 21, 2016, among ON Semiconductor Corporation, the guarantors party thereto and Wells Fargo Bank, National Associate, as trustee.

4.2	Third Supplemental Indenture, dated November 21, 2016, among ON Semiconductor Corporation, the guarantors party thereto and Deutsche Bank Trust Companies Americas, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: November 21, 2016	By:	/s/ Bernard Gutmann
Bernard Gutmann
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated November 21, 2016, among ON Semiconductor Corporation, the guarantors party thereto and Wells Fargo Bank, National Associate, as trustee.

4.2	Third Supplemental Indenture, dated November 21, 2016, among ON Semiconductor Corporation, the guarantors party thereto and Deutsche Bank Trust Companies Americas, as trustee.